UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT
               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2006


                    American Water Star, Inc.
     (Exact name of registrant as specified in its charter)


       Nevada               001-32220            87 - 0636498

   (State or other       (Commission File       (IRS Employer
   jurisdiction of           Number)         Identification No.)
   incorporation)


             4545 CAMERON ST.                       89103
                  SUITE A
             LAS VEGAS, NEVADA

 (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (702) 740-7036

      4560 S. Decatur Blvd., Suite 301, Las Vegas, NV 89103
 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a
             Continued Listing Rule or Standard: Transfer of Listing

     On January 12, 2006, the Company received notice from the American Stock Exchange (AMEX) staff indicating that the Company no longer complies with AMEX's continued listing standards as set forth in Section 1003(a)(iv) of the Company Guide, and that its securities are, therefore, subject to being delisted from AMEX. AMW filed a notice of its required plan of compliance in a Form 8-K on November 29, 2005, wherein the Company was to file its Form 10-QSB for the period ending September 30, 2005, as well as address other concerns.
(http://www.sec.gov/Archives/edgar/data/1041580/00010841780500003
9/form8k.txt).

     As of the date of this report, the Form 10-QSB has not been filed and the Company is not current in its required filings with the Securities and Exchange Commission (SEC) as a reporting company. According to the notification, the Company has until January 18, 2006 to file an objection to the AMEX decision.
While the Company is entitled to file an objection to the decision, the Board of Directors has determined that an AMEX listing is not in the Company's best interests at this time.

     With this development, pursuant to Section 12(d) of the Securities Exchange Act of 1934 ("Act") and Rule 12d2-2(d) thereunder, AMW intends to file an application with the SEC to withdraw its common stock from listing and registration on the AMEX.

     The Company plans to reregister with the SEC to be a 12(g) reporting company and is working with its auditor and staff to file the Form 10-QSB for the period ending September 30, 2005.

     Upon the filing of its Form 10-QSB, the Company will immediately seek listing on either the Over the Counter Bulletin Board (OTC:BB) or the Over the Counter (OTC) market instead of spending its resources trying to maintain listing qualifications. The Company cannot provide any assurances that its securities will be included for listing on either the OTC:BB or the OTC.

     A copy of the Company's press release is attached hereto as
Exhibit 99.1.

Item 9.01.          Financial Statements and Exhibits

     c)   Exhibits

        99.1  Press Release of the Company dated January 17,
              2006 announcing the non-compliance notification from AMEX.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


     Dated: January 17, 2006


                                   AMERICAN WATER STAR, INC.


                                   By:/s/ Roger Mohlman
                                   Name:  Roger Mohlman
                                   Title: President and Chief
                                          Executive Officer